Exhibit 10.2

DATADOG, INC.

2012 EQUITY INCENTIVE PLAN

(AS AMENDED THROUGH APRIL 12, 2019)

1.    ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

Datadog, Inc., a Delaware corporation (the “Company”), hereby establishes the Datadog, Inc. 2012 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company through their future services, and (ii) enabling the Company to attract, retain and reward the best-available persons.

The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonstatutory stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, restricted stock units, performance awards, other stock-based awards, or any combination of the foregoing.

2.    DEFINITIONS

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a)    “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.

(b)    “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of fifty percent (50%) or more of the total combined voting power or value of all classes of stock or interests of the entity, or the power to direct the management and policies of the entity, by contract or otherwise.

(c)    “Award” means any stock option, stock appreciation right, stock award, phantom stock award, restricted stock unit award, performance award, or other stock-based award.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Change in Control” means: (i) the acquisition (other than from the Company) by any Person, as defined in this Section 2(e), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of fifty percent (50%) or more of (A) the outstanding shares of the securities of the Company, or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Company Voting Stock”); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or (iii) the effective time of any merger, share exchange, consolidation, or other business combination involving the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning one hundred percent (100%) of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock; provided, however, that for purposes of any Award or subplan that constitutes a “nonqualified deferred compensation plan,” within the meaning of Code section 409A, the Administrator, in its discretion, may specify a different definition of Change in Control in order to comply with the provisions of Code section 409A. For purposes of this Section 2(e), a “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than: employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the Common Stock in a registered public offering.

(f)    “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(g)    “Common Stock” means shares of common stock of the Company, par value of $0.00001 per share.

(h)    “Fair Market Value” means, with respect to a share of the Company’s Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. In making such determination, the Administrator may take into account any valuation factors it deems appropriate or advisable in its sole discretion, including without limitation, profitability, financial position, asset value or other factor(s) relating to the value of the Company, as well as discounts to account for minority interests and lack of marketability. However, if the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and listed for trading on a national exchange or market, “Fair Market Value” means, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator’s discretion, quoted on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, or the Nasdaq Global Market; (ii) the last sale price on the relevant date quoted on the Nasdaq Capital Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator’s discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date but the shares are so listed, then Fair Market Value shall be determined as of the last date before the relevant date on which trading of the Common Stock did occur. For all purposes under this Plan, the term “relevant date” as used in this Section 2(h) means either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator’s discretion.

(i)    “Grant Agreement” means a written document, including an electronic writing acceptable to the Administrator, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

3.    ADMINISTRATION

(a)    Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time. To the extent allowed by applicable state law, the Board by resolution may authorize an officer or officers to grant Awards (other than stock Awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.

(b)    Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided, however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid with respect to a performance period; and (viii) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer, construe and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, to establish, amend, rescind and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, and to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Administrator shall deem it desirable to carry it into effect.

(c)    Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d)    Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e)    Indemnification. To the maximum extent permitted by law and by the Company’s charter and bylaws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f)    Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.    SHARES AVAILABLE FOR THE PLAN

Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 24,280,716 shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares of Common Stock, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or repurchased or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

5.    PARTICIPATION

Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

6.    AWARDS

The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement.

(a)    Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonstatutory stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company and any other individuals who are eligible to receive incentive stock options under the provisions of Code section 422. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value as of the date of grant, but nonstatutory stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(b)    Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”). A SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the lower of the Fair Market Value on the grant date or the exercise price of any tandem stock option Award to which the SAR is related. No SAR shall have a term longer than ten (10) years’ duration. Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c)    Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

(d)    Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units or restricted stock units (“phantom stock units”) in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of phantom stock units may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator and set forth in the applicable Grant Agreement. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

(e)    Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company’s or an Affiliate’s operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

(f)    Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

7.    MISCELLANEOUS

(a)    Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

(b)    Loans. To the extent otherwise permitted by law, the Company or an Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

(c)    Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

(d)    Adjustments for Corporate Transactions and Other Events.

(i)

Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii)

Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding stock options and other Awards that are payable in or convertible into Common Stock under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards, as determined in the sole discretion of the Administrator, of, the surviving or successor entity or a parent thereof. In the event of such termination, (A) the outstanding stock options and other Awards that will terminate upon the effective time of the Change in Control shall become fully vested immediately before the effective time of the Change in Control, and (B) the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change in Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control. If, immediately before the Change in Control, no stock of the Company is readily tradeable on an established securities market or otherwise, and the vesting of an Award or Awards pursuant to this Section 7(d)(iii) would be treated as a “parachute payment” (as defined in section 280G of the Code), then such Award or Awards shall not vest unless the requirements of the stockholder approval exemption of section 280G(b)(5) of the Code have been satisfied with respect to such Award or Awards.

(iii)

Change in Control Transactions. The following provisions will apply to Awards in the event of a Change in Control unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the participant or unless otherwise expressly provided by the Board at the time of grant of an Award. In the event of a Change in Control, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Change in Control:

(1)    arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar Award for the Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control);

(2)    arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(3)    accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control; provided, however, that the Board may require participants to complete and deliver to the Company a notice of exercise before the effective date of a Change in Control, which exercise is contingent upon the effectiveness of such Change in Control;

(4)    arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(5)    cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(6)    make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the participant would have received upon the exercise of the Award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Awards or portions thereof or with respect to all participants. The Board may take different actions with respect to the vested and unvested portions of a Award.

(iv)

Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(e)    Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants, or directors of entities who become or are about to become employees, officers, consultants, or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

(f)    Other Agreements. As a condition precedent to the grant of any Award under the Plan, the exercise pursuant to such an Award, or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee’s successor or permitted transferee, as the case may be, to become a party to a stock restriction agreement, stockholders’ agreement, voting trust agreement or other agreements regarding the Common Stock of the Company in such form(s) as the Administrator may determine from time to time.

(g)    Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time. Except as otherwise determined by the Board, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(h)    Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

(i)    Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under Federal, state or foreign laws.

The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or foreign securities laws.

(j)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(k)    Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

(l)    409A Savings Clause. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Code section 409A. The Plan and all Awards granted under the Plan shall be administered, interpreted, and construed in a manner consistent with Code section 409A to the extent necessary to avoid the imposition of additional taxes under Code section 409A(a)(1)(B). Should any provision of the Plan, any Award Agreement, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of Code section 409A, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Administrator, and without the consent of the holder of the Award, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Code section 409A. Notwithstanding anything in the Plan to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent, that such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4) or any successor provision.

(m)    Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve (12) months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth (10th) anniversary of the effective date of the Plan, or if earlier, the tenth (10th) anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

APPENDIX A

PROVISIONS FOR CALIFORNIA RESIDENTS

With respect to Awards granted to California residents prior to a public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, and only to the extent required by applicable law, the following provisions shall apply notwithstanding anything in the Plan or a Grant Agreement to the contrary:

1.	With respect to any Award granted in the form of a stock option pursuant to Section 6(a) of the Plan:

(a)    The exercise period shall be no more than one hundred twenty (120) months from the date the option is granted.

(b)    The options shall be non-transferable other than by will, by the laws of descent and distribution, or, if and to the extent permitted under the Grant Agreement, to a revocable trust or as permitted by Rule 701 of the Securities Act of 1933, as amended (17 C.F.R. 230.701).

(c)    Unless employment is terminated for “cause” as defined by applicable law, the terms of the Plan or Grant Agreement, or a contract of employment, the right to exercise the option in the event of termination of employment, to the extent that the Award recipient is entitled to exercise on the date employment terminates, will continue until the earlier of the option expiration date, or:

(1)    At least six (6) months from the date of termination if termination was caused by death or disability.

(2)    At least thirty (30) days from the date of termination if termination was caused by other than death or disability.

2.    With respect to an Award, granted pursuant to Section 6(c) of the Plan, that provides the Award recipient the right to purchase stock, the Award shall be non-transferable other than by will, by the laws of descent and distribution, or, if and to the extent permitted under the Grant Agreement, to a revocable trust or as permitted by Rule 701 of the Securities Act of 1933, as amended (17 C.F.R. 230.701).

3.    The Plan shall have a termination date of not more than ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the security holders, whichever is earlier.

4.    Security holders representing a majority of the Company’s outstanding securities entitled to vote must approve the Plan by the later of (a) twelve (12) months after the date the Plan is adopted or (b) twelve (12) months after the granting of any Award to a resident of California. Any option exercised or any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within the period described in the preceding sentence. Such securities shall not be counted in determining whether such approval is obtained.

5.    At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Grant Agreement or any applicable stock restriction agreement a right to repurchase securities held by an Award recipient upon such Award recipient’s termination of employment at any time within six (6) months after such Award recipient’s termination date (or in the case of securities issued upon exercise of an option after the termination date, within six (6) months after the date of such exercise) for cash or cancellation of purchase money indebtedness, at:

(a)

no less than the Fair Market Value of such securities as of the date of the Award recipient’s termination of employment, provided, that such right to repurchase securities terminates when the Company’s securities have become publicly traded; or

(b)

the Award recipient’s original purchase price, provided, that such right to repurchase securities at the original purchase price lapses at the rate of at least twenty (20%) of the securities per year over five (5) years from the date the option is granted (without respect to the date the option was exercised or became exercisable).

The securities held by an officer, director, manager or consultant of the Company or an affiliate may be subject to additional or greater restrictions.

6.    The Company will provide financial statements to each Award recipient annually during the period such individual has Awards outstanding, or as otherwise required under Section 260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Award recipients when the Plan complies with all conditions of Rule 701 of the Securities Act of 1933, as amended (17 C.F.R. 230.701); provided, that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

7.    The Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o), including without limitation any provision of this Plan that is more restrictive than would be permitted by Section 25102(o) as amended from time to time, shall, without further act or amendment by the Board, be reformed to comply with the provisions of Section 25102(o). If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

NOT FOR USE WITH CA RESIDENTS

DATADOG, INC.

INCENTIVE STOCK OPTION NOTICE

This Incentive Stock Option Notice (this “Notice”) evidences the award of stock options (each, an “Option” or collectively, the “Options”) that have been granted to you, [NAME], subject to and conditioned upon your agreement to the terms of the attached Incentive Stock Option Grant Agreement (the “Grant Agreement”). The Options entitle you to purchase shares of common stock, par value $0.00001 per share (“Common Stock”), of Datadog, Inc., a Delaware corporation (the “Company”), under the Datadog, Inc. 2012 Equity Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Grant Agreement and the Plan, which are incorporated by reference herein. You must return an executed copy of this Notice to the Company within 30 days of the date hereof. If you fail to do so, the Options may be rendered null and void in the Company’s discretion.

Grant Date: [GRANT DATE]

Vesting Base Date: [VESTING BASE DATE]

Number of Options: [NUMBER] Options, each permitting the purchase of one Share

Exercise Price: [PRICE] per share

Expiration Date: The Options expire at 5:00 p.m. Eastern Time on the ten-year anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.

Exercisability Schedule:    Subject to the terms and conditions described in the Agreement, the Options become exercisable in accordance with the schedule below:

(a)	[_____]% of the Options become exercisable on the first anniversary of the Vesting Base Date (the “Initial Vesting Date”), and

(b)	[_____]% of the Options become exercisable on the date [____] after the Initial Vesting Date and on such date every [_______] thereafter, through the [______] anniversary of the Vesting Base Date.

The extent to which the Options are exercisable as of a particular date is rounded down to the nearest whole share. However, exercisability is rounded up to 100% on the [_____] anniversary of the Vesting Base Date.

DATADOG, INC.

By:
Name:
Title:

I acknowledge that I have carefully read the attached Agreement and the Plan and agree to be bound by all of the provisions set forth in these documents.

Enclosures:	Incentive Stock Option Grant Agreement Datadog, Inc. 2012 Equity Incentive Plan Stock Restriction Agreement Exercise Form	OPTIONEE

Date:

INCENTIVE STOCK OPTION GRANT AGREEMENT

UNDER THE

DATADOG, INC. 2012 EQUITY INCENTIVE PLAN

1.    Terminology. Capitalized terms used in this Agreement are defined in the correlating Stock Option Notice and/or the Glossary at the end of the Agreement.

2.    Exercise of Options.

(a)    Exercisability. The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.

(b)    Right to Exercise. You may exercise the Options, to the extent exercisable, at any time on or before 5:00 p.m. Eastern Time on the Expiration Date or the earlier termination of the Options, unless otherwise provided under applicable law. Notwithstanding the foregoing, if at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may violate the rules of the national securities exchange on which the shares are then listed for trade, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such exercise or delivery would not violate such rules. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Options may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred Shares (or such lesser number of Shares as to which the Options are then exercisable). No fractional Shares will be issued under the Options.

(c)    Exercise Procedure. In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options:

(i)	notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options;

(ii)

full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement; and

(iii)	an executed copy of any other agreements requested by the Administrator pursuant to Section 2(e) of this Agreement.

An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable Federal, state and foreign securities laws. Notwithstanding the foregoing, if the Administrator permits payment by means of delivering properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise and such instructions provide for sale of Shares under a limit order rather than at the market, the exercise will not be effective until the earlier of the date the Company receives delivery of cash or cash equivalents in full payment of the Exercise Price or the date the Company receives confirmation from the brokerage firm that the sale instruction has been fulfilled, and the exercise will not be effective unless the earlier of such dates occurs on or before termination of the Options.

(d)    Method of Payment. You may pay the aggregate Exercise Price by:

(i)	delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion;

(ii)	a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm designated or approved by the Administrator;

(iii)

subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price;

(iv)	any other method approved by the Administrator; or

(v)	any combination of the foregoing.

(e)    Agreement to Execute Other Agreements. You agree to execute, as a condition precedent to the exercise of the Options and at any time thereafter as may reasonably be requested by the Administrator, a Stock Restriction Agreement substantially in the form, and containing the terms and provisions, of the Stock Restriction Agreement attached hereto as Exhibit A, with respect to any shares you acquire pursuant to this Agreement; provided, however, that execution of the Stock Restriction Agreement will not be required upon any exercise that occurs after the closing of the first public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 or, if later, the expiration of any market stand-off agreement that applies to other stockholders of the Company respecting such public offering of capital stock.

(f)    Issuance of Shares upon Exercise. The Company shall issue to you the Shares underlying the Options you exercise as soon as practicable after the exercise date, subject to the Company’s receipt of the aggregate Exercise Price and the requisite withholding taxes, if any. Upon issuance of such Shares, the Company may deliver, subject to the provisions of Section 7 below, such Shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason, or may retain such Shares in uncertificated book-entry form. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable Federal and state law, bear a legend restricting transferability of such Shares and referencing any applicable Stock Restriction Agreement.

3.    Termination of Service.

(a)    Termination of Unexercisable Options. If your Service with the Company ceases for any reason, the Options that are then unexercisable will terminate immediately upon such cessation.

(b)    Exercise Period Following Termination of Service. If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable, will terminate upon the earliest of:

(i)

the expiration of 90 days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Total and Permanent Disability or death;

(ii)	the expiration of 12 months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;

(iii)	the expiration of 12 months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or

(iv)	the Expiration Date.

In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.

(c)    Misconduct. The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.

(d)    Changes in Status. If you cease to be a “common law employee” of the Company but you continue to provide bona fide services to the Company following such cessation in a different capacity, including without limitation as a director, consultant or independent contractor, then a termination of Service shall not be deemed to have occurred for purposes of this Section 3 upon such change in capacity. Notwithstanding the foregoing, the Options shall not be treated as incentive stock options within the meaning of Code section 422 with respect to any exercise that occurs more than three months after such cessation of the common law employee relationship (except as otherwise permitted under Code section 421 or 422). In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.

4.    Market Stand-Off Agreement. You agree that following the effective date of a registration statement of the Company filed under the Securities Act of 1933, you, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, you agree to execute any further letters, agreements and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 4. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

5.    Nontransferability of Options. These Options and, before exercise, the underlying Shares are nontransferable otherwise than by will or the laws of descent and distribution and, during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options and, before exercise, the underlying Shares may not be assigned, transferred, pledged, hypothecated, subjected to any “put equivalent position,” “call equivalent position” (as each preceding term is defined by Rule 16(a)-1 under the Securities Exchange Act of 1934), or short position, or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

6.    Qualified Nature of the Options.

(a)    General Status. The Options are intended to qualify as incentive stock options within the meaning of Code section 422 (“Incentive Stock Options”), to the fullest extent permitted by Code section 422, and this Agreement shall be so construed. The Company, however, does not warrant any particular tax consequences of the Options. Code section 422 provides limitations, not set forth in this Agreement, respecting the treatment of the Options as Incentive Stock Options. You should consult with your personal tax advisors in this regard.

(b)    Code Section 422(d) Limitation. Pursuant to Code section 422(d), the aggregate fair market value (determined as of the Grant Date) of shares of Common Stock with respect to which all Incentive Stock Options first become exercisable by you in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, within the meaning of Code section 424(e) and (f), as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate fair market value exceeds $100,000 or other applicable amount in any calendar year, such stock options will be treated as nonstatutory stock options with respect to the amount of aggregate fair market value thereof that exceeds the Code section 422(d) limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of Incentive Stock Options and the shares of Common Stock that are to be treated as stock acquired pursuant to nonstatutory stock options by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.

(c)    Significant Stockholders. Notwithstanding anything in this Agreement or the Stock Option Notice to the contrary, if you own, directly or indirectly through attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries (within the meaning of Code section 424(f)) on the Grant Date, then the Exercise Price is the greater of (i) the Exercise Price stated on the Stock Option Notice or (ii) 110% of the Fair Market Value of the Common Stock on the Grant Date, and the Expiration Date is the last business day prior to the fifth (5th) anniversary of the Grant Date.

(d)    Disqualifying Dispositions. If you make a disposition (as that term is defined in Code section 424(c)) of any Shares acquired pursuant to the Options within two years of the Grant Date or within one year after the Shares are transferred to you, you must notify the Company of such disposition in writing within 30 days of the disposition. The Administrator may, in its discretion, take reasonable steps to ensure notification of such dispositions, including but not limited to requiring that Shares acquired under the Options be held in an account with a Company-designated broker-dealer until they are sold.

7.    Withholding of Taxes.

(a)    At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options (including upon a disqualifying disposition within the meaning of Code section 421(b)). The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.

(b)    The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.

8.    Adjustments. The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control (as defined in the Plan) of the Company, the outstanding Options will terminate in accordance with the terms of Section 7(d)(iii) of the Plan.

9.    Purchase Right of the Company. At any time and for any reason, the Company may purchase the Options, in whole or in part, from you. The Administrator shall provide you with written notice of the Company’s intention to exercise this purchase right, specifying the number of Options to which the purchase right shall be applied. The purchase price per Option shall be the difference between (a) the Exercise Price per Share and (b) the Fair Market Value per Share, determined as of the date immediately preceding the date settlement occurs. Settlement of the purchase will be made within thirty days after delivery of such written notice. In the discretion of the Administrator, payment of the purchase price will be made via cash, a promissory note, or a combination of the two. Any such promissory note will provide for substantially equal installments, payable at least annually, over a period not to exceed five years and shall accrue interest at the applicable Federal mid-term rate in effect under Code section 1274(d) as of the settlement date, compounded semi-annually. The Options will be automatically terminated, and of no further force and effect, as of the settlement date with respect to the number of Options so purchased.

10.    Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.

11.    No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.

12.    The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13.    Entire Agreement. This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Options. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.

14.    Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.

15.    Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.

16.    Section 409A. This Agreement and the Options granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. Nothing in the Plan or this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Options. Should any provision of the Plan or this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring your consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee by the Company of any particular tax effect to you.

17.    Electronic Delivery of Documents. By your signing the Notice, you (a) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Options, and any reports of the Company provided generally to the Company’s stockholders; (b) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (c) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (d) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.

18.    No Future Entitlement. By execution of the Notice, you acknowledge and agree that: (a) the grant of these Options is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (b) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Administrator; (c) the value of these Options is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (d) the value of these Options is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (e) the vesting of these Options ceases upon termination of employment with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (f) if the underlying Common Stock does not increase in value, these Options will have no value, nor does the Company guarantee any future value; and (g) no claim or entitlement to compensation or damages arises if these Options do not increase in value and you irrevocably release the Company from any such claim that does arise.

19.    Personal Data. For the purpose of implementing, administering and managing these Options, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to any Change in Control transaction or capital raising transaction involving the Company. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of these Options and the Plan and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage these Options. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.

20.    Risk and Financial Information Disclosure. For purposes of claiming an exemption from registration under Rule 12h-1(f)(1) under the Securities Exchange Act of 1934, the Company may decide to provide you, every six months, with the information described in Rules 701(e)(3), (4), and (5) under the Securities Act of 1933 (risk and financial information relating to the Company), with any such financial statements being not more than 180 days old. Any such information may be provided either by physical or electronic delivery or by written notice of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. You may be required to execute an agreement to keep the information confidential as a condition precedent to the provision of the information. Any such agreement shall be executed in such manner and form as the Administrator may require from time to time. Notwithstanding the foregoing, the Company shall have no initial or continuing obligation to provide you with the information described in this Section 20, except as otherwise required by applicable law.

21.    Governing Law. The validity, construction, and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the district which includes the city or town in which the Company’s principal executive office is located, and you hereby agree and submit to the personal jurisdiction and venue thereof.

22.    Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

{Glossary begins on next page}

GLOSSARY

(a)    “Affiliate” has the meaning set forth in the Plan.

(b)    “Cause” has the meaning ascribed to such term or words of similar import in your written employment or service contract with the Company as in effect at the time at issue and, in the absence of such agreement or definition, means your (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company, any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with your duties or willful failure to perform your responsibilities in the best interests of the Company; (v) illegal use or distribution of drugs; (vi) violation of any Company rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by you for the benefit of the Company, all as determined by the Administrator, which determination will be conclusive.

(c)    “Change in Control” has the meaning set forth in the Plan.

(d)    “Code” means the Internal Revenue Code of 1986, as amended.

(e)    “Company” includes Datadog, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Datadog, Inc.

(f)    “Fair Market Value” of a share of Common Stock generally means either the closing price or the average of the high and low sale price per share of Common Stock on the relevant date, as determined in the Administrator’s discretion, as reported by the principal market or exchange upon which the Common Stock is listed or admitted for trade. Refer to the Plan for a detailed definition of Fair Market Value, including how Fair Market Value is determined in the event that no sale of Common Stock is reported on the relevant date.

(g)    “Service” means your employment or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed or otherwise have a service relationship is not the Company or its successor or an Affiliate of the Company or its successor.

(h)    “Shares” mean the shares of Common Stock underlying the Options.

(i)    “Stock Option Notice” means the written notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.

(j)    “Total and Permanent Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Total and Permanent Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether you are totally and permanently disabled will be final and binding on all parties concerned.

(k)    “You”; “Your”. “You” or “your” means the recipient of the award of Options as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

EXERCISE FORM

Administrator of Datadog, Inc. 2012 Equity Incentive Plan

c/o Office of the Corporate Secretary

Datadog, Inc.

Dear Corporate Secretary:

I hereby exercise the Options granted to me on __________________, ____________, by Datadog, Inc. (the “Company”), subject to all the terms and provisions of the applicable grant agreement and of the Datadog, Inc. 2012 Equity Incentive Plan (the “Plan”), and notify you of my desire to purchase __________ shares of Common Stock of the Company at a price of $_____ per share pursuant to the exercise of said Options.

This will confirm my understanding with respect to the shares to be issued to me by reason of this exercise of the Options (the shares to be issued pursuant hereto shall be collectively referred to hereinafter as the “Shares”) as follows:

(a)    I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

(b)    I understand that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. I also understand that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for my benefit.

(c)    I have had such opportunity as I deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

(d)    I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e)    I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

(f)    I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, I understand that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

(g)    I understand that the certificates for the Shares to be issued to me will bear a legend substantially as follows:

The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain Stock Restriction Agreement (the “Agreement”) between the corporation and the registered owner of this certificate (or his or her predecessor in interest), and no transfer of such shares may be made without compliance with the Agreement. A copy of the Agreement is available for inspection at the office of the corporation upon appropriate request and without charge.

The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the corporation of a favorable opinion of its counsel and/or submission to the corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

The Company will issue appropriate stop transfer instructions to its transfer agent.

(h)    I am a party to a Grant Agreement and a Stock Restriction Agreement with the Company, pursuant to which I have agreed to certain restrictions on the transferability of the Shares and other matters relating thereto.

Total Amount Enclosed: $___________

Date:
(Optionee)

Received by DATADOG, INC. on

,

By:

Exhibit L

Nonstatutory Stock Option Documents

NOT FOR USE WITH CA RESIDENTS

DATADOG, INC.

INCENTIVE STOCK OPTION NOTICE

This Nonstatutory Stock Option Notice (this “Notice”) evidences the award of nonstatutory stock options (each, an “Option” or collectively, the “Options”) that have been granted to you, [NAME], subject to and conditioned upon your agreement to the terms of the attached Nonstatutory Stock Option Grant Agreement (the “Grant Agreement”). The Options entitle you to purchase shares of common stock, par value $0.00001 per share (“Common Stock”), of Datadog, Inc., a Delaware corporation (the “Company”), under the Datadog, Inc. 2012 Equity Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Grant Agreement and the Plan, which are incorporated by reference herein. You must return an executed copy of this Notice to the Company within 30 days of the date hereof. If you fail to do so, the Options may be rendered null and void in the Company’s discretion.

Grant Date: [GRANT DATE]

Vesting Base Date: [VESTING BASE DATE]

Number of Options: [NUMBER] Options, each permitting the purchase of one Share

Exercise Price: [PRICE] per share

Expiration Date: The Options expire at 5:00 p.m. Eastern Time on the ten-year anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.

Exercisability Schedule:    Subject to the terms and conditions described in the Agreement, the Options become exercisable in accordance with the schedule below:

(a)	[_____]% of the Options become exercisable on the first anniversary of the Vesting Base Date (the “Initial Vesting Date”), and

(b)	[_____]% of the Options become exercisable on the date [____] after the Initial Vesting Date and on such date every [_______] thereafter, through the [______] anniversary of the Vesting Base Date.

The extent to which the Options are exercisable as of a particular date is rounded down to the nearest whole share. However, exercisability is rounded up to 100% on the [_____] anniversary of the Vesting Base Date.

DATADOG, INC.

By:
Name:
Title:

I acknowledge that I have carefully read the attached Agreement and the Plan and agree to be bound by all of the provisions set forth in these documents.

Enclosures:	Nonstatutory Stock Option Grant Agreement Datadog, Inc. 2012 Equity Incentive Plan Stock Restriction Agreement Exercise Form	OPTIONEE

Date:

NONSTATUTORY STOCK OPTION GRANT AGREEMENT

UNDER THE

DATADOG, INC. 2012 EQUITY INCENTIVE PLAN

1.    Terminology. Capitalized terms used in this Agreement are defined in the correlating Stock Option Notice and/or the Glossary at the end of the Agreement.

2.    Exercise of Options.

(a)    Exercisability. The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.

(b)    Right to Exercise. You may exercise the Options, to the extent exercisable, at any time on or before 5:00 p.m. Eastern Time on the Expiration Date or the earlier termination of the Options, unless otherwise provided under applicable law. Notwithstanding the foregoing, if at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may violate the rules of the national securities exchange on which the shares are then listed for trade, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such exercise or delivery would not violate such rules. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Options may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred Shares (or such lesser number of Shares as to which the Options are then exercisable). No fractional Shares will be issued under the Options.

(c)    Exercise Procedure. In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options:

(i)	notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options;

(ii)

full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement;

(iii)	full payment of applicable withholding taxes pursuant to Section 9 of this Agreement; and

(iv)	an executed copy of any other agreements requested by the Administrator pursuant to Section 2(e) of this Agreement.

An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable Federal, state and foreign securities laws. Notwithstanding the foregoing, if the Administrator permits payment by means of delivering properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise and such instructions provide for sale of Shares under a limit order rather than at the market, the exercise will not be effective until the earlier of the date the Company receives delivery of cash or cash equivalents in full payment of the Exercise Price or the date the Company receives confirmation from the brokerage firm that the sale instruction has been fulfilled, and the exercise will not be effective unless the earlier of such dates occurs on or before termination of the Options.

(d)    Method of Payment. You may pay the aggregate Exercise Price by:

(i)	delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion;

(ii)	a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm designated or approved by the Administrator;

(iii)

subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price;

(iv)	any other method approved by the Administrator; or

(v)	any combination of the foregoing.

(e)    Agreement to Execute Other Agreements. You agree to execute, as a condition precedent to the exercise of the Options and at any time thereafter as may reasonably be requested by the Administrator, a Stock Restriction Agreement substantially in the form, and containing the terms and provisions, of the Stock Restriction Agreement attached hereto as Exhibit A, with respect to any shares you acquire pursuant to this Agreement; provided, however, that execution of the Stock Restriction Agreement will not be required upon any exercise that occurs after the closing of the first public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 or, if later, the expiration of any market stand-off agreement that applies to other stockholders of the Company respecting such public offering of capital stock.

(f)    Issuance of Shares upon Exercise. The Company shall issue to you the Shares underlying the Options you exercise as soon as practicable after the exercise date, subject to the Company’s receipt of the aggregate Exercise Price and the requisite withholding taxes, if any. Upon issuance of such Shares, the Company may deliver, subject to the provisions of Section 9 below, such Shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason, or may retain such Shares in uncertificated book-entry form. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable Federal and state law, bear a legend restricting transferability of such Shares and referencing any applicable Stock Restriction Agreement.

3.    Termination of Service.

(a)    Termination of Unexercisable Options. If your Service with the Company ceases for any reason, the Options that are then unexercisable will terminate immediately upon such cessation.

(b)    Exercise Period Following Termination of Service. If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable will terminate upon the earliest of:

(i)

the expiration of 90 days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Total and Permanent Disability or death;

(ii)	the expiration of 12 months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;

(iii)	the expiration of 12 months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or

(iv)	the Expiration Date.

In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.

(c)    Misconduct. The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by you for the benefit of the Company, including without limitation this Agreement, as determined by the Administrator, which determination will be conclusive.

(d)    Change in Status. In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.

4.    Optionee Covenants. In consideration of the Options granted to the Optionee pursuant to this Agreement and the service relationship (continuing or otherwise) of the Optionee with the Company, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in recognition of the Company’s legitimate purpose of protecting its confidential information, assets and goodwill by avoiding unauthorized disclosure of the Company’s confidential information at any time, the Optionee agrees and covenants as follows:

(a)    Definitions.

(i)    As used herein “Customers” means all past, current and prospective persons, firms or entities that have either sought or received products, goods or services from the Company, have contacted the Company for the purpose of seeking products, goods or services or have been contacted by the Company for the purpose of providing products, goods or services during his employment or other service relationship, and all persons, firms, or entities subject to the control of those persons, firms, or entities. The Customers covered by this Agreement shall include, but not be limited to, any Customer or potential Customer of the Company at any time during Optionee’s employment or other service relationship with the Company, whether or not Optionee had any personal contact or relationship with such individuals or entities.

(ii)    As used herein, “Confidential Information” means all information, whether or not in writing, of a private, secret or confidential nature, concerning the Company, including without limitation, its business, business relationships, financial affairs, technology and inventions, including without limitation, information about the Company’s methods of operation, manufacturing, selling, marketing, promoting or otherwise providing products, goods or services, financial data, personnel data, the existence and identity of existing or potential Customers, suppliers, officers, directors, agents, vendors, owners, stockholders, contractors, partners, representatives, advisors, and consultants of the Company or any contractual relationships or arrangements with third parties.

(b)    Nondisclosure of Confidential Information. Optionee recognizes, acknowledges and agrees that:

(i)    Confidential Information was developed by the Company at considerable expense, that this information is a valuable Company asset and part of its goodwill, that this information is vital to the Company’s success and is the sole property of the Company;

(ii)    during Optionee’s employment or other service relationship with the Company, Optionee will have access to, come into possession of, work with and become familiar with the Company’s Confidential Information; that the Optionee may be called upon to establish close relationships with the Company’s Customers, suppliers, and employees of the Company; and that the success of the Company’s business depends in large part on Optionee’s personal conduct in contacting and establishing relationships with Customers, suppliers and employees of the Company;

(iii)    the value to Optionee of the enhancement of Optionee’s professional experience and credentials by virtue of Optionee’s employment or other service relationship with the Company;

(iv)    during Optionee’s employment or other service relationship and following the termination thereof, whether voluntary or involuntary, whether with or without cause, and whether with or without notice, Optionee will not, on Optionee’s own behalf or as a partner, officer, director, employee, agent, advisor or consultant of any other person or entity, directly or indirectly, disclose the Company’s Confidential Information to any person or entity other than agents of the Company, and Optionee will not use or aid others in obtaining or using any such Confidential Information without the express written permission of the Chief Executive Officer of the Company;

(v)    use or disclosure of such Confidential Information, other than as specifically permitted under this Agreement, might reasonably be construed to be contrary to the interests of the Company and Optionee will not use or disclose to others any such Confidential Information of the Company except for the benefit of the Company in connection with the performance of Optionee’s employment or other service relationship with the Company;

(vi)    Optionee will immediately inform the Company of any unauthorized disclosures of Confidential Information that come to Optionee’s attention.

(vii)    the obligations under this Section with respect to the Confidential Information will survive the termination of his employment or service relationship with the Company unless and until such Confidential Information becomes public knowledge and becomes matter in the public domain through no act or omission by Optionee;

(viii)    all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, display screen printouts or other written, photographic, or other tangible material containing Confidential Information, whether created by Optionee or others, which shall come into Optionee’s custody or possession, shall be and are the exclusive property of the Company; and Optionee will deliver to the Company all such materials and copies thereof and all tangible property of the Company in Optionee’s custody or possession upon the earlier of (a) a request by the Company or (b) termination of Optionee’s service relationship with the Company, whether voluntary or involuntary, whether with or without cause, and whether with or without notice; and

(ix)    the obligations under this Section with respect to the Confidential Information also extend to such similar types of information, materials and tangible property of the Customers of and suppliers to the Company, as well as other third parties who may have disclosed or entrusted the same to Optionee or the Company.

(c)    Nonsolicitation. During the period of Optionee’s employment or other service relationship with the Company, and for a period of 12 months after the termination or expiration thereof for any reason, whether voluntary or involuntary, whether with or without cause, whether with or without notice and without limiting the applicability of any other provisions of this Agreement that are intended to operate after such termination or expiration, Optionee recognizes, acknowledges and agrees that Optionee will not, directly or indirectly (other than as the holder of not more than 1% of the total outstanding stock of a publicly held company), either on Optionee’s own behalf or as an owner, stockholder, partner, member, participant, officer, director, employee, agent, representative, advisor or consultant of any other individual, entity or enterprise, do or attempt to do any of the following:

(i)    solicit, encourage or induce any current or prospective Customers, suppliers, vendors or contractors of the Company to terminate or adversely modify any business relationship with the Company or not to proceed with, enter into, renew or continue any business relationship with the Company, or otherwise interfere with any business relationship between the Company and any such person; or

(ii)    solicit, encourage or induce any current or prospective Customers to purchase, or otherwise contract for, any products, goods or services the same as or similar to any of the products, goods or services sold, provided, promoted, marketed or offered by the Company; or

(iii) solicit, encourage or induce any officer, director, employee, agent, partner, consultant or independent contractor of the Company to terminate an employment or relationship with the Company, supervise, employ or engage any such person, or otherwise interfere with or disrupt the Company’s relationship with any such person; or

(iv)    engage in any act involving dishonesty, bad faith or lack of integrity or candor with respect to the Company, including, without limitation, disparaging the Company or any of its directors, officers, consultants, employees or stockholders.

(d)    Assignment. Optionee will promptly disclose and describe to the Company all Inventions (as defined below) made, conceived, developed or reduced to practice, whether jointly or with others, within the scope of Optionee’s employment or other service relationship with the Company (hereafter, “Company Inventions”). Optionee hereby assigns and will assign to Company or Company’s designee all of Optionee’s right, title and interest in and to any and all Company Inventions. For purposes of this Agreement, “Inventions” means all discoveries, designs, developments, improvements, inventions (whether or not protectable under patent laws), works of authorship, information fixed in any tangible medium of expression (whether or not protectable under copyright laws), trade secrets, know-how, ideas (whether or not protectable under trade secret laws), mask works, trademarks, service marks, trade names and trade dress.

(e)    Enforceability. If any restriction set forth in this Section 4 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it will be interpreted to extend only over the maximum period of time, range of activities and/or geographic area as to which it may be enforceable.

(f)    Acknowledgement as to Reasonableness. Optionee recognizes, acknowledges and agrees that if his employment or other service relationship with the Company terminates for any valid or other reason, Optionee can earn a livelihood without violating any of the restrictions contained in this Section 4. Optionee also recognizes, acknowledges and agrees that the Company’s business, with and through any person or entity which directly or indirectly controls, is controlled by, or is under common control with the Company, including any parent of the Company or subsidiary of the Company, is national in scope and that the time period and scope of the foregoing restrictions are reasonable and necessary for the protection of the Company’s valid business interests.

(g)    Termination of Options/Recapture Payment. The Optionee further recognizes and acknowledges that it would be difficult to ascertain the damages arising from a violation of the covenants set forth in this Section 4. Accordingly, notwithstanding anything herein to the contrary, if the Administrator or its delegate, in its sole discretion, determines that the Optionee has engaged in any activity that contravenes the covenants set forth in this Section 4, the Optionee agrees that the following shall occur:

(i)    The Options will terminate effective on the date on which such determination is made, regardless of whether the Options are vested in whole or in part, unless terminated sooner by operation of another provision of this Agreement; and

(ii)    With respect to any Common Stock acquired by the Optionee through the exercise of the Options within 90 days before the Optionee’s termination of employment or service relationship, or at any time after the Optionee’s termination of employment or service relationship (the “Recapture Shares”), the Optionee agrees to pay to the Company, within 30 days of when the Company delivers written notice to the Optionee, a Recapture Payment. The Recapture Payment may be paid in cash, Recapture Shares, or a combination of cash or Recapture Shares. If paid in cash, the Recapture Payment shall be an amount equal to the difference between the aggregate Exercise Price paid to acquire the Recapture Shares and the Fair Market Value of the shares on the exercise date. If paid in Recapture Shares, the Recapture Payment shall be paid by the Optionee delivering to the Company share certificates evidencing the Recapture Shares, together with a stock power, endorsed in blank. As soon as practicable after receipt of the stock certificates and stock power properly endorsed, the Company will pay to the Optionee the lower of (A) the aggregate Exercise Price paid by the Optionee to acquire the Recapture Shares for which the stock certificates have been delivered to the Company or (B) the Fair Market Value of such Recapture Shares.

Collection of the Recapture Payment shall not be a waiver of any other rights which the Company may have under this Agreement or any other agreement entered into between the Optionee and the Company, including the right to receive money damages or enforce equitable remedies.

(h)    Coordination With Other Agreements. To the extent that the Optionee is a party to any agreement with the Company that contains the same or similar covenants as those set forth in this Section 4 (hereinafter referred to as the “Other Agreement”), the Optionee and the Company expressly agree that any remedy available to the Company under this Agreement is in addition to, and does not limit the enforceability of, any remedy available to the Company under such Other Agreement.

5.    Equitable Relief. The Optionee acknowledges and agrees that the covenants set forth in Section 4 of this Agreement are reasonable and necessary for the protection of the Company’s valid business interests and that any breach by the Optionee of any of the provisions contained in this Agreement will cause the Company immediate, material and irreparable injury and damage, and there is no adequate remedy at law for such breach. Accordingly, in the event of a breach of any of the covenants set forth in Section 4 of this Agreement by the Optionee, in addition to any other remedies it may have at law or in equity, the Company shall be entitled immediately to seek enforcement of this Agreement in a court of competent jurisdiction by means of a decree of specific performance, an injunction without the posting of a bond or the requirement of any other guarantee, and any other form of equitable relief, and the Company is entitled to recover from the Optionee the costs and attorneys’ fees it incurs to recover under this Agreement. This provision is not a waiver of any other rights which the Company may have under this Agreement or any other agreement entered into between the Optionee and the Company, including the right to receive money damages, to terminate the Options, and/or to collect the Recapture Payment.

6.    Market Stand-Off Agreement. You agree that following the effective date of a registration statement of the Company filed under the Securities Act of 1933, you, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, you agree to execute any further letters, agreements and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 6. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

7.    Nontransferability of Options. These Options and, before exercise, the underlying Shares are nontransferable otherwise than by will or the laws of descent and distribution and, during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options and, before exercise, the underlying Shares may not be assigned, transferred, pledged, hypothecated, subjected to any “put equivalent position,” “call equivalent position” (as each preceding term is defined by Rule 16(a)-1 under the Securities Exchange Act of 1934), or short position, or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

8.    Nonqualified Nature of the Options. The Options are not intended to qualify as incentive stock options within the meaning of Code section 422, and this Agreement shall be so construed. You hereby acknowledge that, upon exercise of the Options, you will recognize compensation income in an amount equal to the excess of the then fair market value of the Shares over the Exercise Price and must comply with the provisions of Section 8 of this Agreement with respect to any tax withholding obligations that arise as a result of such exercise.

9.    Withholding of Taxes.

(a)    At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options.

The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.

(b)    The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.

10.    Adjustments. The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control (as defined in the Plan) of the Company, the outstanding Options will terminate in accordance with the terms of Section 7(d)(iii) of the Plan.

11.    Purchase Right of the Company. At any time and for any reason, the Company may purchase the Options, in whole or in part, from you. The Administrator shall provide you with written notice of the Company’s intention to exercise this purchase right, specifying the number of Options to which the purchase right shall be applied. The purchase price per Option shall be the difference between (a) the Exercise Price per Share and (b) the Fair Market Value per Share, determined as of the date immediately preceding the date settlement occurs. Settlement of the purchase will be made within 30 days after delivery of such written notice. In the discretion of the Administrator, payment of the purchase price will be made via cash, a promissory note, or a combination of the two. Any such promissory note will provide for substantially equal installments, payable at least annually, over a period not to exceed five years and shall accrue interest at the applicable Federal mid-term rate in effect under Code section 1274(d) as of the settlement date, compounded semi-annually. The Options will be automatically terminated, and of no further force and effect, as of the settlement date with respect to the number of Options so purchased.

12.    Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.

13.    No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.

14.    The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

15.    Entire Agreement. This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Options.

Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.

16.    Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.

17.    Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.

18.    Section 409A. This Agreement and the Options granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. Nothing in the Plan or this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Options. Should any provision of the Plan or this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring your consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee by the Company of any particular tax effect to you.

19.    Electronic Delivery of Documents. By your signing the Notice, you (a) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Options, and any reports of the Company provided generally to the Company’s stockholders; (b) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (c) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (d) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.

20.    No Future Entitlement. By execution of the Notice, you acknowledge and agree that: (a) the grant of these Options is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (b) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Administrator; (c) the value of these Options is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (d) the value of these Options is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (e) the vesting of these Options ceases upon termination of employment with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (f) if the underlying Common Stock does not increase in value, these Options will have no value, nor does the Company guarantee any future value; and (g) no claim or entitlement to compensation or damages arises if these Options do not increase in value and you irrevocably release the Company from any such claim that does arise.

21.    Personal Data. For the purpose of implementing, administering and managing these Options, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to any Change in Control transaction or capital raising transaction involving the Company. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of these Options and the Plan and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage these Options. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.

22.    Risk and Financial Information Disclosure. For purposes of claiming an exemption from registration under Rule 12h-1(f)(1) under the Securities Exchange Act of 1934, the Company may decide to provide you, every six months, with the information described in Rules 701(e)(3), (4), and (5) under the Securities Act of 1933 (risk and financial information relating to the Company), with any such financial statements being not more than 180 days old. Any such information may be provided either by physical or electronic delivery or by written notice of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. You may be required to execute an agreement to keep the information confidential as a condition precedent to the provision of the information. Any such agreement shall be executed in such manner and form as the Administrator may require from time to time. Notwithstanding the foregoing, the Company shall have no initial or continuing obligation to provide you with the information described in this Section 22, except as otherwise required by applicable law.

23.    Governing Law. The validity, construction, and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the district which includes the city or town in which the Company’s principal executive office is located, and you hereby agree and submit to the personal jurisdiction and venue thereof.

24.    Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

{Glossary begins on next page}

GLOSSARY

(a)    “Affiliate” has the meaning set forth in the Plan.

(b)    “Cause” has the meaning ascribed to such term or words of similar import in your written employment or service contract with the Company as in effect at the time at issue and, in the absence of such agreement or definition, means your (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company, any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with your duties or willful failure to perform your responsibilities in the best interests of the Company; (v) illegal use or distribution of drugs; (vi) violation of any Company rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by you for the benefit of the Company, including without limitation this Agreement, all as determined by the Administrator, which determination will be conclusive.

(c)    “Change in Control” has the meaning set forth in the Plan.

(d)    “Code” means the Internal Revenue Code of 1986, as amended.

(e)    “Company” includes Datadog, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Datadog, Inc.

(f)    “Fair Market Value” of a share of Common Stock generally means either the closing price or the average of the high and low sale price per share of Common Stock on the relevant date, as determined in the Administrator’s discretion, as reported by the principal market or exchange upon which the Common Stock is listed or admitted for trade. Refer to the Plan for a detailed definition of Fair Market Value, including how Fair Market Value is determined in the event that no sale of Common Stock is reported on the relevant date.

(g)    “Service” means your employment or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed or otherwise have a service relationship is not the Company or its successor or an Affiliate of the Company or its successor.

(h)    “Shares” mean the shares of Common Stock underlying the Options.

(i)    “Stock Option Notice” means the written notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.

(j)    “Total and Permanent Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Total and Permanent Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether you are totally and permanently disabled will be final and binding on all parties concerned.

(k)    “You”; “Your”. “You” or “your” means the recipient of the award of Options as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

EXERCISE FORM

Administrator of Datadog, Inc. 2012 Equity Incentive Plan

c/o Office of the Corporate Secretary

Datadog, Inc.

Dear Corporate Secretary:

I hereby exercise the Options granted to me on___________________, ______, by Datadog, Inc. (the “Company”), subject to all the terms and provisions of the applicable grant agreement and of the Datadog, Inc. 2012 Equity Incentive Plan (the “Plan”), and notify you of my desire to purchase ____________ shares of Common Stock of the Company at a price of $______ per share pursuant to the exercise of said Options.

This will confirm my understanding with respect to the shares to be issued to me by reason of this exercise of the Options (the shares to be issued pursuant hereto shall be collectively referred to hereinafter as the “Shares”) as follows:

(a)    I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

(b)    I understand that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. I also understand that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for my benefit.

(c)    I have had such opportunity as I deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

(d)    I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e)    I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

(f)    I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, I understand that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

(g)    I understand that the certificates for the Shares to be issued to me will bear a legend substantially as follows:

The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain Stock Restriction Agreement (the “Agreement”) between the corporation and the registered owner of this certificate (or his or her predecessor in interest), and no transfer of such shares may be made without compliance with the Agreement. A copy of the Agreement is available for inspection at the office of the corporation upon appropriate request and without charge.

The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the corporation of a favorable opinion of its counsel and/or submission to the corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

The Company will issue appropriate stop transfer instructions to its transfer agent.

(h)    I am a party to a Grant Agreement and a Stock Restriction Agreement with the Company, pursuant to which I have agreed to certain restrictions on the transferability of the Shares and other matters relating thereto.

Total Amount Enclosed: $____________

Date:
(Optionee)

Received by DATADOG, INC. on

,

By:

Exhibit M

Stock Restriction Agreement (Option Exercise)

Exhibit A

NOT FOR USE WITH CA RESIDENTS

STOCK RESTRICTION AGREEMENT

THIS STOCK RESTRICTION AGREEMENT (the “Agreement”) is made as of the _____ day of ,__________, ______, by and between DATADOG, INC., a Delaware corporation (the “Company”), and ____________________(the “Stockholder”). Terms used but not otherwise defined herein, shall have the meanings set forth in the Plan (as defined below).

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Option Shares. The Stockholder was granted the right to purchase up to __________________ shares (the “Option Shares”) of common stock of the Company, par value $0.00001 per share (the “Common Stock”), pursuant to stock options awarded under the Company’s 2012 Equity Incentive Plan (the “Plan”) on ____________, ____ subject to the terms and conditions of the applicable option grant agreement evidencing such award (the “Grant Agreement”). The Stockholder has purchased on even date herewith,    Option Shares (the “Shares”). The Stockholder agrees that the Shares shall be subject to the terms, conditions and restrictions set forth in this Agreement and the Grant Agreement. The Stockholder further agrees that any additional Option Shares purchased by the Stockholder shall be subject to the terms, conditions and restrictions set forth in this Agreement, and such shares shall be deemed Shares for all purposes hereunder. Upon receipt of payment by the Company for the Shares, the Company shall either issue and deliver to the Stockholder one or more certificates in the name of the Stockholder for that number of Shares purchased by the Stockholder, hold such Share certificates in escrow until the underlying Shares may be transferred freely without restriction under this Agreement, or provide for uncertificated, book entry issuance of those Shares.

2.    Restrictions on Transfer.

(a)    Transfers Prohibited. At any time prior to the date of the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) or the exchange of the Shares for shares of an entity that are so registered, the Stockholder may not sell or otherwise transfer or assign for cash, cash equivalents or any other form of consideration, including a promissory note, all or any part of his or her Shares, except that the Shares may be transferred to the Company in pledge as security for any purchase-money indebtedness incurred by the Stockholder in connection with the acquisition of the Shares. Any attempted transfer of any Shares in violation of the provisions of this Agreement shall be null and void.

(b)    Exempt Family Transactions. Notwithstanding the provisions of Section 2(a), the Stockholder may transfer any or all of the Stockholder’s Shares, either during the Stockholder’s lifetime or on death by will or the laws of descent and distribution, to one or more members of the Stockholder’s immediate family, to a trust for the exclusive benefit of the Stockholder or such immediate family members, to any other entity owned exclusively by the Stockholder or such immediate family members, or to any combination of the foregoing (each, a “Permitted Transferee”); provided, however, that the Stockholder may not make any transfers pursuant to any divorce or separation proceedings or settlements. “Immediate family member” shall mean spouse, children, grandchildren, parents or siblings of the Stockholder, including in each case in-laws and adoptive relations.

(c)    Registration Statement Transfer. The Stockholder may transfer the Shares pursuant to a registration statement filed by the Company with the Securities and Exchange Commission with respect to the Shares.

(d)    Conditions to Transfer. Notwithstanding anything to the contrary contained elsewhere in this Section 2, except with respect to a transfer pursuant to Section 2(c), any Permitted Transferee of the Stockholder shall receive and hold such stock subject to the provisions of this Agreement, and, as a condition of such transfer, shall deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. There shall be no subsequent transfer of such stock except in accordance with this Section 2.

(e)    Termination of Restrictions on Transfer. The foregoing restrictions on transfer in this Section 2 shall terminate upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 that results in aggregate gross proceeds to the Company of at least $25 million with a pre-money valuation of at least $50 million or the exchange of the Shares for shares of an entity that are so registered.

3.    Effect of Prohibited Transfer. The Company shall not be required to (a) transfer on its books any of the Shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) treat as owner of such Shares or to pay dividends or other distributions to any transferee to whom any such Shares shall have been so sold or transferred.

4.    Company’s Repurchase Right.

(a)    Repurchase Right. Upon the termination of the Stockholder’s employment or service relationship with the Company for any reason, the Company will have a discretionary call right (the “Repurchase Right”), exercisable during the 180-day period following the date of such cessation, to purchase any or all of the Shares from the Stockholder or the Stockholder’s personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, and such persons shall have the obligation to sell such Shares upon written request; provided, however, that if Stockholder’s cessation of service occurs within 180 days after the Shares were issued, then, in lieu of the foregoing period, the Repurchase Right shall be exercisable by the Company during the 180-day period that commences on the 181st day after such issue date.

(b)    Implementation of Repurchase Right. The Repurchase Right shall be exercised by giving written notice to the Stockholder or the Stockholder’s personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, within the applicable period described in the preceding sentence, of the Company’s intention to purchase Shares and stating the number of Shares to be purchased. The completion of the purchase shall take place at the principal office of the Company or such other location specified by the Company, no later than the fifteenth business day after the delivery of such notice. The per-share purchase price for Shares purchased pursuant to this Section 4 shall be equal to the Fair Market Value on the purchase date. The Fair Market Value of Shares shall be determined in good faith by the Administrator of the Company in accordance with the terms of the Plan. In making such determination, the Administrator may take into account any valuation factors it deems appropriate or advisable in its sole discretion, including, without limitation, profitability, financial position, asset value or other factor relating to the value of the Company, as well as discounts to account for minority interests and lack of marketability. In the discretion of the Company, payment of the purchase price will be made via delivery of cash, check, wire transfer, cancellation of indebtedness, a promissory note, or a combination of such methods, against delivery of certificates or other instruments representing the Shares so purchased, appropriately endorsed or executed by the holder. Any such promissory note will provide for substantially equal installments, payable at least annually, over a period not to exceed five years and will accrue interest at the applicable federal rate in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, as of the settlement date, compounded annually.

(c)    Limitation on and Expiration of Repurchase Right. Notwithstanding the foregoing, the Repurchase Right of the Company described in this Section 4 shall terminate upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act or the exchange of the Shares for shares of an entity that are so registered.

5.    Drag-Along Right. Notwithstanding anything contained herein to the contrary, if at any time any stockholder of the Company, or group of stockholders, owning a majority or more of the voting capital stock of the Company (hereinafter, collectively the “Transferring Stockholders”) proposes to enter into any transaction involving (a) a sale of more than 50% of the outstanding voting capital stock of the Company in a non-public sale or (b) any merger, share exchange, consolidation or other reorganization or business combination of the Company immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Company immediately prior to such transaction or after which persons who hold a majority of the voting capital stock of the surviving entity are not persons who held voting capital stock of the Company immediately prior to such transaction (a “Change-in-Control Transaction”) the Company may require the Stockholder to participate in such Change-in-Control Transaction with respect to all or such number of the Stockholder’s Shares as the Company may specify in its discretion, by giving the Stockholder written notice thereof at least ten days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, the Stockholder shall tender the specified number of Shares, at the same price and upon the same terms and conditions applicable to the Transferring Stockholders in the transaction or, in the discretion of the acquirer or successor to the Company, upon payment of the purchase price to the Stockholder in immediately available funds. In addition, if at any time the Company and/or any Transferring Stockholders propose to enter into any such Change in Control transaction, the Company may require the Stockholder to vote in favor of such transaction, where approval of the stockholders is required by law or otherwise sought, by giving the Stockholder notice thereof within the time prescribed by law and the Company’s Certificate of Incorporation and Bylaws for giving notice of a meeting of stockholders called for the purpose of approving such transaction. If the Company requires such vote, the Stockholder agrees that he or she will, if requested, deliver his or her proxy to the person designated by the Company to vote his or her Shares in favor of such Change-in-Control Transaction.

6.    Company’s Right to Defer Payments. Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement, or under any promissory note issued by the Company pursuant to this Agreement, that would cause the Company to violate any law, or any rights or preference of preferred stockholders of the Company, any banking agreement or loan or other financial covenant or cause default of any senior indebtedness of the Company, regardless of when such agreement, covenant or indebtedness was created, incurred or assumed. Any payment under this Agreement that would cause such violation or default shall be deferred until, in the sole discretion of the Board of Directors of the Company, such payment shall no longer cause any such violation or default. Any payment deferred in consequence of the provisions of the preceding sentence shall bear simple interest from the date such payment would otherwise have been made to the date when such payment is actually made, at a rate which is equal to the prime rate of interest published in the Wall Street Journal on the date such payment would otherwise have been made, but in no event shall such rate of interest exceed 10% per annum. The Company shall pay interest at the same time as it makes the payment to which such interest relates.

7.    Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain Stock Restriction Agreement (the “Agreement”) between the corporation and the registered owner of this certificate (or his or her predecessor in interest), and no transfer of such shares may be made without compliance with the Agreement. A copy of the Agreement is available for inspection at the office of the corporation upon appropriate request without charge.

The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the corporation of a favorable opinion of its counsel and/or submission to the corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

8.    Investment Representations. The Stockholder represents, warrants and covenants as follows:

(a)    Stockholder is purchasing the Shares for the Stockholder’s own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(b)    Stockholder understands that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. The Stockholder also understands that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for the Stockholder’s benefit.

(c)    Stockholder has had such opportunity as the Stockholder deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Stockholder to evaluate the merits and risks of the Stockholder’s investment in the Company.

(d)    Stockholder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e)    Stockholder can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(f)    Stockholder understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, the Stockholder understands that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

9.    Adjustments for Stock Splits, Stock Dividends, etc.

(a)    If from time to time there is any spin-off, stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his or her ownership of the Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares.

(b)    If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

10.    Market Stand-Off. Following the effective date of a registration statement of the Company filed under the Securities Act, the Stockholder, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, the Stockholder agrees to execute any further letters, agreements and/or other documents requested by the Company or its underwriters which are consistent with the terms of this Section 10. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

11.    Withholding Taxes. The Stockholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase, sale or vesting of the Shares by the Stockholder.

12.    Invalidity or Unenforceability. It is the intention of the Company and the Stockholder that this Agreement shall be enforceable to the fullest extent allowed by law. In the event that a court having jurisdiction holds any provision of this Agreement to be invalid or unenforceable, in whole or in part, the Company and the Stockholder agree that, if allowed by law, that provision shall be reduced to the degree necessary to render it valid and enforceable without affecting the rest of this Agreement.

13.    Waiver. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

14.    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the terms, conditions and restrictions set forth in this Agreement. The Company may assign its rights under this Agreement to a third party, provided that such assignee agrees to be bound by all of the Company’s obligations under this Agreement.

15.    No Rights To Employment. Nothing contained in this Agreement, the Plan, or the Grant Agreement shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (a) the failure of any Award to vest; (b) the forfeiture of any unvested or vested portion of any Award; and/or (c) any other adverse effect on the individual’s interest under this Agreement, the Plan, or the Grant Agreement.

16.    Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Stockholder at the address contained in the records of the Company, or addressed to the Company for the attention of its Corporate Secretary at its principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

17.    Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

18.    Stockholder. Whenever the word “Stockholder” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the Stockholder’s estate, personal representative, beneficiary to whom the Shares may be transferred by will or by the laws of descent and distribution, transferees, successors or assignees, the word “Stockholder” shall be deemed to include such persons.

19.    Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

20.    Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.

21.    Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include the principal executive offices of the Company, and the Stockholder hereby agrees and submits to the personal jurisdiction and venue thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

DATADOG, INC.

By:

Name:
Print

Title:

STOCKHOLDER

Signature

Name:

Address:

If the Stockholder resides in a community property state, including Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, or Wisconsin, the Stockholder’s spouse must execute the following Consent of Community Property Spouse

Consent of Community Property Spouse

The undersigned spouse of the Stockholder has read, understands, and hereby approves the purchase of shares of Common Stock pursuant to this Stock Restriction Agreement and the related Grant Agreement between the Stockholder and the Company (the “Agreements”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreements, the undersigned hereby agrees to be irrevocably bound by the Agreements and further agrees that any community property interest shall similarly be bound by the Agreements. The undersigned hereby appoints the Stockholder as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreements.

Date:
Signature of Stockholder’s Spouse

Address

Exhibit N

Restricted Stock Award Documents

NOT FOR USE WITH CA RESIDENTS

DATADOG, INC.

RESTRICTED STOCK AWARD NOTICE

This Restricted Stock Award Notice (this “Notice”) evidences the award of shares of common stock, par value $0.00001 per share (“Common Stock”), of Datadog, Inc., a Delaware corporation (the “Company”), that have been granted to you, [NAME], subject to and conditioned upon your agreement to the terms of the attached Restricted Stock Award Agreement (the “Award Agreement”). The number of shares granted to you is specified below. This Notice constitutes part of and is subject to the terms and provisions of the Award Agreement and the Datadog, Inc. 2012 Equity Incentive Plan (the “Plan”), which are incorporated by reference herein. You must return an executed copy of this Notice to the Company within 30 days of the date hereof. If you fail to do so, the grant of Shares may be rendered null and void in the Company’s discretion.

Grant Date: [GRANT DATE]

Vesting Base Date: [VESTING BASE DATE]

Number of Options: [NUMBER] shares of Common Stock (the “Shares”)

Fair Market Value: [VALUE] per Share, as determined by the Administrator

Vesting Schedule: Subject to the terms and conditions described in the Award Agreement, the Shares vest in accordance with the schedule below:

(a)	[_____]of the Shares vest on the first anniversary of the Vesting Base Date (the “Initial Vesting Date”), and

(b)	[_____]% of the Shares vest on the date [______] after the Initial Vesting Date and on such date every [______] thereafter, through the [______] anniversary of the Vesting Base Date.

The extent to which the Shares are vested as of a particular date is rounded down to the nearest whole share. However, vesting is rounded up to 100% on the [______] anniversary of the Vesting Base Date.

IF YOUR SERVICE WITH THE COMPANY CEASES FOR ANY REASON PRIOR TO THE DATE THAT ALL OF THE SHARES ARE VESTED, YOU WILL AUTOMATICALLY FORFEIT TO THE COMPANY FOR NO CONSIDERATION ALL SHARES THAT ARE UNVESTED AS OF SUCH TIME. Other than as provided in the Award Agreement, you shall have all rights of ownership with respect to the Shares, including the right to vote and to receive dividends (including stock dividends and cash dividends).

DATADOG, INC.

By:
Name:
Title:

I acknowledge that I have carefully read the attached Agreement and the Plan and agree to be bound by all of the provisions set forth in these documents.

Enclosures:	Restricted Stock Award Agreement Ex. A – Assignment Separate from Certificate Ex. B - Joint Escrow Instructions Ex. C - Consent of Spouse Datadog, Inc. 2012 Equity Incentive Plan	AWARDEE

Date:

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE

DATADOG, INC. 2012 EQUITY INCENTIVE PLAN

1.    Terminology. Capitalized terms used in this Agreement are defined in the correlating Restricted Stock Award Notice (the “Notice”) and/or the Glossary at the end of this Agreement.

2.    Award Terms, Vesting and Escrow.

(a)    Grant of Shares. Awardee was granted the Shares on the Grant Date specified in the Notice, subject to the terms and conditions of the Notice (which is incorporated herein by reference) and pursuant to this Agreement. Awardee hereby accepts the Shares as described in the Notice and agrees that the Shares shall be subject to the terms, conditions and restrictions set forth in this Agreement and the Plan.

(b)    Vesting of Shares. The Shares will vest in accordance with the vesting schedule identified in the Notice (the “Vesting Schedule”) so long as your Service continues through each applicable date upon which vesting is scheduled to occur. As of each such date, any of the Shares that have then vested are referred to in this Agreement as “Vested Shares,” and any Shares that have not yet then vested are referred to as “Unvested Shares.”

(c)    Escrow of Shares.

(i)    To ensure the availability for delivery of Awardee’s Unvested Shares upon forfeiture pursuant to Section 3 below, Awardee shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the “Escrow Holder”) the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Unvested Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Awardee attached hereto as Exhibit B, until such time as the Shares vest. As a further condition to the Company’s obligations under this Agreement, the Company may require the spouse of Awardee to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C. The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unvested Shares in escrow while acting in good faith and in the exercise of its judgment.

(ii)    If the Unvested Shares are forfeited, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

(iii)    When any Share vests, upon request, the Escrow Holder shall promptly cause a new certificate to be issued for the vested Share and shall deliver the certificate to the Company or Awardee, as the case may be.

3.    Termination of Service.

(a)    Forfeiture of Unvested Shares. If your Service with the Company ceases for any reason prior to the date that all of the Shares are vested, Awardee shall automatically forfeit to the Company for no consideration all Unvested Shares as of such time.

(b)    Change in Status. In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.

4.    Awardee Covenants. In consideration of the Shares granted to Awardee pursuant to this Agreement and the service relationship (continuing or otherwise) of Awardee with the Company, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in recognition of the Company’s legitimate purpose of protecting its confidential information, assets and goodwill by avoiding unauthorized disclosure of the Company’s confidential information at any time, Awardee agrees and covenants as follows:

(a)    Definitions.

(i)    As used herein “Customers” means all past, current and prospective persons, firms or entities that have either sought or received products, goods or services from the Company, have contacted the Company for the purpose of seeking products, goods or services or have been contacted by the Company for the purpose of providing products, goods or services during his employment or other service relationship, and all persons, firms, or entities subject to the control of those persons, firms, or entities. The Customers covered by this Agreement shall include, but not be limited to, any Customer or potential Customer of the Company at any time during Awardee’s employment or other service relationship with the Company, whether or not Awardee had any personal contact or relationship with such individuals or entities.

(ii)    As used herein, “Confidential Information” means all information, whether or not in writing, of a private, secret or confidential nature, concerning the Company, including without limitation, its business, business relationships, financial affairs, technology and inventions, including without limitation, information about the Company’s methods of operation, manufacturing, selling, marketing, promoting or otherwise providing products, goods or services, financial data, personnel data, the existence and identity of existing or potential Customers, suppliers, officers, directors, agents, vendors, owners, shareholders, contractors, partners, representatives, advisors, and consultants of the Company or any contractual relationships or arrangements with third parties.

(b)    Nondisclosure of Confidential Information. Awardee recognizes, acknowledges and agrees that:

(i)    Confidential Information was developed by the Company at considerable expense, that this information is a valuable Company asset and part of its goodwill, that this information is vital to the Company’s success and is the sole property of the Company;

(ii)    during Awardee’s employment or other service relationship with the Company, Awardee will have access to, come into possession of, work with and become familiar with the Company’s Confidential Information; that Awardee may be called upon to establish close relationships with the Company’s Customers, suppliers, and employees of the Company; and that the success of the Company’s business depends in large part on Awardee’s personal conduct in contacting and establishing relationships with Customers, suppliers and employees of the Company;

(iii)    the value to Awardee of the enhancement of Awardee’s professional experience and credentials by virtue of Awardee’s employment or other service relationship with the Company;

(iv)    during Awardee’s employment or other service relationship and following the termination thereof, whether voluntary or involuntary, whether with or without cause, and whether with or without notice, Awardee will not, on Awardee’s own behalf or as a partner, officer, director, employee, agent, advisor or consultant of any other person or entity, directly or indirectly, disclose the Company’s Confidential Information to any person or entity other than agents of the Company, and Awardee will not use or aid others in obtaining or using any such Confidential Information without the express written permission of the Chief Executive Officer of the Company;

(v)    use or disclosure of such Confidential Information, other than as specifically permitted under this Agreement, might reasonably be construed to be contrary to the interests of the Company and Awardee will not use or disclose to others any such Confidential Information of the Company except for the benefit of the Company in connection with the performance of Awardee’s employment or other service relationship with the Company;

(vi)    Awardee will immediately inform the Company of any unauthorized disclosures of Confidential Information that come to Awardee’s attention;

(vii)    the obligations under this Section 4 with respect to the Confidential Information will survive the termination of his employment or service relationship with the Company unless and until such Confidential Information becomes public knowledge and becomes matter in the public domain through no act or omission by Awardee;

(viii)    all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, display screen printouts or other written, photographic, or other tangible material containing Confidential Information, whether created by Awardee or others, which shall come into Awardee’s custody or possession, shall be and are the exclusive property of the Company; and Awardee will deliver to the Company all such materials and copies thereof and all tangible property of the Company in Awardee’s custody or possession upon the earlier of (a) a request by the Company or (b) termination of Awardee’s service relationship with the Company, whether voluntary or involuntary, whether with or without cause, and whether with or without notice; and

(ix)    the obligations under this Section with respect to the Confidential Information also extend to such similar types of information, materials and tangible property of the Customers of and suppliers to the Company, as well as other third parties who may have disclosed or entrusted the same to Awardee or the Company.

(c)    Nonsolicitation. During the period of Awardee’s employment or other service relationship with the Company, and for a period of twelve (12) months after the termination or expiration thereof for any reason, whether voluntary or involuntary, whether with or without cause, whether with or without notice and without limiting the applicability of any other provisions of this Agreement that are intended to operate after such termination or expiration, Awardee recognizes, acknowledges and agrees that Awardee will not, directly or indirectly (other than as the holder of not more than 1% of the total outstanding stock of a publicly held company), either on Awardee’s own behalf or as an owner, shareholder, partner, member, participant, officer, director, employee, agent, representative, advisor or consultant of any other individual, entity or enterprise, do or attempt to do any of the following:

(i)    solicit, encourage or induce any current or prospective Customers, suppliers, vendors or contractors of the Company to terminate or adversely modify any business relationship with the Company or not to proceed with, enter into, renew or continue any business relationship with the Company, or otherwise interfere with any business relationship between the Company and any such person; or

(ii)    solicit, encourage or induce any current or prospective Customers to purchase, or otherwise contract for, any products, goods or services the same as or similar to any of the products, goods or services sold, provided, promoted, marketed or offered by the Company; or

(iii)    solicit, encourage or induce any officer, director, employee, agent, partner, consultant or independent contractor of the Company to terminate an employment or relationship with the Company, supervise, employ or engage any such person, or otherwise interfere with or disrupt the Company’s relationship with any such person; or

(iv)    engage in any act involving dishonesty, bad faith or lack of integrity or candor with respect to the Company, including, without limitation, disparaging the Company or any of its directors, officers, consultants, employees or stockholders.

(d)    Assignment. Awardee will promptly disclose and describe to the Company all Inventions (as defined below) made, conceived, developed or reduced to practice, whether jointly or with others, within the scope of Awardee’s employment or other service relationship with the Company (hereafter, “Company Inventions”). Awardee hereby assigns and will assign to Company or Company’s designee all of Awardee’s right, title and interest in and to any and all Company Inventions. For purposes of this Agreement, “Inventions” means all discoveries, designs, developments, improvements, inventions (whether or not protectable under patent laws), works of authorship, information fixed in any tangible medium of expression (whether or not protectable under copyright laws), trade secrets, know-how, ideas (whether or not protectable under trade secret laws), mask works, trademarks, service marks, trade names and trade dress.

(e)    Enforceability. If any restriction set forth in this Section 4 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it will be interpreted to extend only over the maximum period of time, range of activities and/or geographic area as to which it may be enforceable.

(f)    Acknowledgement as to Reasonableness. Awardee recognizes, acknowledges and agrees that if his employment or other service relationship with the Company terminates for any valid or other reason, Awardee can earn a livelihood without violating any of the restrictions contained in this Section 4. Awardee also recognizes, acknowledges and agrees that the Company’s business, with and through any person or entity which directly or indirectly controls, is controlled by, or is under common control with the Company, including any parent of the Company or subsidiary of the Company, is national in scope and that the time period and scope of the foregoing restrictions are reasonable and necessary for the protection of the Company’s valid business interests.

(g)    Termination of Shares/Recapture Payment. Awardee further recognizes and acknowledges that it would be difficult to ascertain the damages arising from a violation of the covenants set forth in this Section 4. Accordingly, notwithstanding anything herein to the contrary, if the Administrator or its delegate, in its sole discretion, determines that Awardee has engaged in any activity that contravenes the covenants set forth in this Section 4, Awardee agrees that, with respect to any Shares that have become Vested Shares within 180 days before the termination of your Service (the “Recapture Shares”), Awardee agrees to pay to the Company, within 30 days of when the Company delivers written notice to Awardee, a “Recapture Payment.” The Recapture Payment may be paid in cash, Recapture Shares, or a combination of cash or Recapture Shares. If paid in cash, the Recapture Payment shall be an amount equal to the Fair Market Value of the shares as of the effective date of the termination of your Service (or, if higher, the Fair Market Value of the shares as of the date you violated one or more of the covenants set forth in this Section 4). If paid in Recapture Shares, the Recapture Payment shall be paid by Awardee by delivering to the Company share certificates evidencing the Recapture Shares, together with a stock power, endorsed in blank. As soon as practicable after receipt of the stock certificates and stock power properly endorsed, the Company will pay to Awardee an amount equal to the Fair Market Value of the shares as of the effective date of the termination of your Service (or, if lower, the Fair Market Value of the shares as of the date you violated one or more of the covenants set forth in this Section 4). Collection of the Recapture Payment shall not be a waiver of any other rights which the Company may have under this Agreement or any other agreement entered into between Awardee and the Company, including the right to receive money damages or enforce equitable remedies.

(h)    Coordination With Other Agreements. To the extent that Awardee is a party to any agreement with the Company that contains the same or similar covenants as those set forth in this Section 4 (hereinafter referred to as the “Other Agreement”), Awardee and the Company expressly agree that any remedy available to the Company under this Agreement is in addition to, and does not limit the enforceability of, any remedy available to the Company under such Other Agreement.

5.    Equitable Relief. Awardee acknowledges and agrees that the covenants set forth in Section 4 of this Agreement are reasonable and necessary for the protection of the Company’s valid business interests and that any breach by Awardee of any of the provisions contained in this Agreement will cause the Company immediate, material and irreparable injury and damage, and there is no adequate remedy at law for such breach. Accordingly, in the event of a breach of any of the covenants set forth in Section 4 of this Agreement by Awardee, in addition to any other remedies it may have at law or in equity, the Company shall be entitled immediately to seek enforcement of this Agreement in a court of competent jurisdiction by means of a decree of specific performance, an injunction without the posting of a bond or the requirement of any other guarantee, and any other form of equitable relief, and the Company is entitled to recover from Awardee the costs and attorneys’ fees it incurs to recover under this Agreement. This provision is not a waiver of any other rights which the Company may have under this Agreement or any other agreement entered into between Awardee and the Company, including the right to receive money damages, to terminate the Shares, and/or to collect the Recapture Payment.

6.    Restrictions on Transfer.

(a)    Transfers Prohibited. At any time prior to the date of the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) or the exchange of the Shares for shares of an entity that are so registered, Awardee may not sell or otherwise transfer or assign for cash, cash equivalents or any other form of consideration, including a promissory note, all or any part of his or her Shares. Any attempted transfer of any Shares in violation of the provisions of this Agreement shall be null and void.

(b)    Exempt Family Transactions. Notwithstanding the provisions of Section 6(a), Awardee may transfer any or all of Awardee’s Shares, either during Awardee’s lifetime or on death by will or the laws of descent and distribution, to one or more members of Awardee’s immediate family, to a trust for the exclusive benefit of Awardee or such immediate family members, to any other entity owned exclusively by Awardee or such immediate family members, or to any combination of the foregoing (each, a “Permitted Transferee”); provided, however, that Awardee may not make any transfers pursuant to any divorce or separation proceedings or settlements. “Immediate family member” shall mean spouse, children, grandchildren, parents or siblings of Awardee, including in each case in-laws and adoptive relations.

(c)    Registration Statement Transfer. Awardee may transfer the Shares pursuant to a registration statement filed by the Company with the Securities and Exchange Commission with respect to the Shares.

(d)    Conditions to Transfer. Notwithstanding anything to the contrary contained elsewhere in this Section 6, except with respect to a transfer pursuant to Section 6(c), any Permitted Transferee of Awardee shall receive and hold such stock subject to the provisions of this Agreement, and, as a condition of such transfer, shall deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. There shall be no subsequent transfer of such stock except in accordance with this Section 6.

(e)    Termination of Restrictions on Transfer. The foregoing restrictions on transfer in this Section 6 shall terminate upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 that results in aggregate gross proceeds to the Company of at least $25 million with a pre-money valuation of at least $50 million or the exchange of the Shares for shares of an entity that are so registered.

7.    Effect of Prohibited Transfer. The Company shall not be required to (a) transfer on its books any of the Shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) treat as owner of such Shares or to pay dividends or other distributions to any transferee to whom any such Shares shall have been so sold or transferred.

8.    Company’s Repurchase Right.

(a)    Repurchase Right. Upon the termination of Awardee’s employment or service relationship with the Company for any reason, the Company will have a discretionary call right (the “Repurchase

Right”), exercisable during the 180 day period following the date of such cessation, to purchase any or all of the Shares from Awardee or Awardee’s personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, and such persons shall have the obligation to sell such Shares upon written request; provided, however, that if Awardee’s cessation of Service occurs within 180 days after the Shares were issued, then, in lieu of the foregoing period, the Repurchase Right shall be exercisable by the Company during the 180 day period that commences on the 180 first (181st) day after such issue date.

(b)    Implementation of Repurchase Right. The Repurchase Right shall be exercised by giving written notice to Awardee or Awardee’s personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, within the applicable period described in the preceding sentence, of the Company’s intention to purchase Shares and stating the number of Shares to be purchased. The completion of the purchase shall take place at the principal office of the Company or such other location specified by the Company, no later than the fifteenth (15th) business day after the delivery of such notice. The per-share purchase price for Shares purchased pursuant to this Section 8 shall be equal to the Fair Market Value on the purchase date. The Fair Market Value of Shares shall be determined in good faith by the Administrator of the Company in accordance with the terms of the Plan. In making such determination, the Administrator may take into account any valuation factors it deems appropriate or advisable in its sole discretion, including, without limitation, profitability, financial position, asset value or other factor relating to the value of the Company, as well as discounts to account for minority interests and lack of marketability. In the discretion of the Company, payment of the purchase price will be made via delivery of cash, check, wire transfer, cancellation of indebtedness, a promissory note, or a combination of such methods, against delivery of certificates or other instruments representing the Shares so purchased, appropriately endorsed or executed by the holder. Any such promissory note will provide for substantially equal installments, payable at least annually, over a period not to exceed five years and will accrue interest at the applicable federal rate in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, as of the settlement date, compounded annually.

(c)    Limitation on and Expiration of Repurchase Right. Notwithstanding the foregoing, the Repurchase Right of the Company described in this Section 8 shall terminate upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act or the exchange of the Shares for shares of an entity that are so registered.

9.    Drag-Along Right. Notwithstanding anything contained herein to the contrary, if at any time any shareholder of the Company, or group of shareholders, owning a majority or more of the voting capital stock of the Company (hereinafter, collectively the “Transferring Shareholders”) proposes to enter into any transaction involving (a) a sale of more than 50% of the outstanding voting capital stock of the Company in a non-public sale or (b) any merger, share exchange, consolidation or other reorganization or business combination of the Company immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Company immediately prior to such transaction or after which persons who hold a majority of the voting capital stock of the surviving entity are not persons who held voting capital stock of the Company immediately prior to such transaction (a “Change-in-Control Transaction”) the Company may require Awardee to participate in such Change-in-Control Transaction with respect to all or such number of Awardee’s Shares as the Company may specify in its discretion, by giving Awardee written notice thereof at least 10 days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, Awardee shall tender the specified number of Shares, at the same price and upon the same terms and conditions applicable to the Transferring Shareholders in the transaction or, in the discretion of the acquirer or successor to the Company, upon payment of the purchase price to Awardee in immediately available funds. In addition, if at any time the Company and/or any Transferring Shareholders propose to enter into any such Change in Control transaction, the Company may require Awardee to vote in favor of such transaction, where approval of the shareholders is required by law or otherwise sought, by giving Awardee notice thereof within the time prescribed by law and the Company’s Certificate of Incorporation and Bylaws for giving notice of a meeting of shareholders called for the purpose of approving such transaction. If the Company requires such vote, Awardee agrees that he or she will, if requested, deliver his or her proxy to the person designated by the Company to vote his or her Shares in favor of such Change-in-Control Transaction.

10.    Company’s Right to Defer Payments. Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement, or under any promissory note issued by the Company pursuant to this Agreement, that would cause the Company to violate any law, or any rights or preference of preferred shareholders of the Company, any banking agreement or loan or other financial covenant or cause default of any senior indebtedness of the Company, regardless of when such agreement, covenant or indebtedness was created, incurred or assumed. Any payment under this Agreement that would cause such violation or default shall be deferred until, in the sole discretion of the Board of Directors of the Company, such payment shall no longer cause any such violation or default. Any payment deferred in consequence of the provisions of the preceding sentence shall bear simple interest from the date such payment would otherwise have been made to the date when such payment is actually made, at a rate which is equal to the prime rate of interest published in the Wall Street Journal on the date such payment would otherwise have been made, but in no event shall such rate of interest exceed 10% per annum. The Company shall pay interest at the same time as it makes the payment to which such interest relates.

11.    Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain Restricted Stock Award Notice and Restricted Stock Award Agreement (collectively, the “Agreement”) between the corporation and the registered owner of this certificate (or his or her predecessor in interest), and no transfer of such shares may be made without compliance with the Agreement. A copy of the Agreement is available for inspection at the office of the corporation upon appropriate request without charge.

The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the corporation of a favorable opinion of its counsel and/or submission to the corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

12.    Investment Representations. Awardee represents, warrants and covenants as follows:

(a)    Awardee is acquiring the Shares for Awardee’s own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(b)    Awardee understands that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. Awardee also understands that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for Awardee’s benefit.

(c)    Awardee has had such opportunity as Awardee deemed adequate to obtain from representatives of the Company such information as is necessary to permit Awardee to evaluate the merits and risks of the acquiring the Shares.

(d)    Awardee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Shares and to make an informed investment decision with respect to such acquisition.

(e)    Awardee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(f)    Awardee understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, Awardee understands that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

13.    Adjustments for Stock Splits, Stock Dividends, etc.

(a)    If from time to time there is any spin-off, stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which Awardee is entitled by reason of his or her ownership of the Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares.

(b)    If the Shares are converted into or exchanged for, or shareholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

14.    Market Stand-Off. Following the effective date of a registration statement of the Company filed under the Securities Act, Awardee, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, Awardee agrees to execute any further letters, agreements and/or other documents requested by the Company or its underwriters which are consistent with the terms of this Section 14. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

15.    The Company’s Rights. None of the Shares, this Agreement or any of the transactions or agreements contemplated thereby shall affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

16.    Tax Consequences.

(a)    Awardee has reviewed with Awardee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Awardee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Awardee understands that Awardee (and not the Company) shall be responsible for Awardee’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. Awardee understands that Section 83 of the Code taxes as ordinary income the difference between the purchase price for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the provisions regarding the forfeiture of Unvested Shares.

(b)    Upon the vesting of any Shares and, prior to the delivery of any Shares to Awardee or the release of any Shares from escrow, the Company shall have the right, in its discretion, to require Awardee to remit to the Company an amount sufficient to satisfy any federal, state, and local taxes that the Company determines are required to be withheld with respect to such Shares. Awardee further agrees that if he or she does not remit such amounts prior to the date the Shares vest under the Vesting Schedule, the Company shall have the right, in its discretion, to withhold from the Shares such number of Shares having a fair market value, as determined by the Administrator in its discretion, equal to or less than the minimum amount of taxes required to be withheld with respect to the Shares. For this purpose, the fair market value of the withheld Shares shall be determined as of the date the forfeiture conditions lapse (vesting date).

(c)    Awardee further authorizes, at the time that any Shares vest, in whole or in part, or at any time thereafter as requested by the Company, the Company to withhold from payroll or any other payment of any kind due to Awardee and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the vesting of the Shares. The Company may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Shares either by electing to have the Company withhold from the Shares to be released from escrow that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a fair market value, as determined by the Board in its discretion, not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.

17.    Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.

18.    Section 409A. This Agreement and the Awards granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. Nothing in this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the lapse of the forfeiture conditions in accordance with Section 83 of the Code. Should any provision of this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring Awardee’s consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee by the Company of any particular tax effect to Awardee.

19.    Electronic Delivery of Documents. By your signing the Notice, you (a) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Shares, and any reports of the Company provided generally to the Company’s stockholders; (b) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (c) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (d) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.

20.    No Future Entitlement. By execution of the Notice, you acknowledge and agree that: (a) the grant of the Shares is a one-time benefit which does not create any contractual or other right to receive future grants of stock-based awards, or compensation in lieu of stock-based awards, even if stock-based awards have been granted repeatedly in the past; (b) all determinations with respect to any such future grants, including, but not limited to, the times when stock-based awards shall be granted or shall become exercisable (as applicable), the maximum number of shares subject to each stock-based awards, and the purchase price (as applicable), will be at the sole discretion of the Administrator; (c) the Company does not guarantee any future value of the Shares; and (g) no claim or entitlement to compensation or damages arises if the Shares do not increase in value and you irrevocably release the Company from any such claim that does arise.

21.    No Rights To Employment. Nothing contained in the Notice, this Agreement or the Plan shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (a) the failure of any stock-based award to vest; (b) the forfeiture of any unvested or vested portion of any stock-based award; and/or (c) any other adverse effect on the individual’s interest under the Notice, this Agreement or the Plan.

22.    Personal Data. For the purpose of implementing, administering and managing the Shares, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to any Change in Control transaction or capital raising transaction involving the Company. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the Shares and the Plan and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the Shares. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.

23.    Risk and Financial Information Disclosure. For purposes of claiming an exemption from registration under Rule 12h-1(f)(1) under the Securities Exchange Act of 1934, the Company may decide to provide you, every six (6) months, with the information described in Rules 701(e)(3), (4), and (5) under the Securities Act of 1933 (risk and financial information relating to the Company), with any such financial statements being not more than 180 days old. Any such information may be provided either by physical or electronic delivery or by written notice of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. You may be required to execute an agreement to keep the information confidential as a condition precedent to the provision of the information. Any such agreement shall be executed in such manner and form as the Administrator may require from time to time. Notwithstanding the foregoing, the Company shall have no initial or continuing obligation to provide you with the information described in this Section 23, except as otherwise required by applicable law.

24.    Invalidity or Unenforceability. It is the intention of the Company and Awardee that this Agreement shall be enforceable to the fullest extent allowed by law. In the event that a court having jurisdiction holds any provision of this Agreement to be invalid or unenforceable, in whole or in part, the Company and Awardee agree that, if allowed by law, that provision shall be reduced to the degree necessary to render it valid and enforceable without affecting the rest of this Agreement.

25.    Waiver. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

26.    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and Awardee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the terms, conditions and restrictions set forth in this Agreement. The Company may assign its rights under this Agreement to a third party, provided that such assignee agrees to be bound by all of the Company’s obligations under this Agreement.

27.    Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Awardee at the address contained in the records of the Company, or addressed to the Company for the attention of its Company Secretary at its principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

28.    Headings; Pronouns. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

29.    Awardee. Whenever the word “Awardee” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to Awardee’s estate, personal representative, beneficiary to whom the Shares may be transferred by will or by the laws of descent and distribution, transferees, successors or assignees, “Awardee” shall be deemed to include such persons.

30.    Entire Agreement. This Agreement, together with the correlating Notice and the Plan, contain the entire agreement between you and the Company with respect to the Shares. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Shares shall be void and ineffective for all purposes.

31.    Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and Awardee.

32.    Governing Law. The validity, construction, and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the district which includes the city or town in which the Company’s principal executive office is located, and you hereby agree and submit to the personal jurisdiction and venue thereof.

{Glossary begins on next page}

GLOSSARY

(a)    “Affiliate” has the meaning set forth in the Plan.

(b)    “Cause” has the meaning ascribed to such term or words of similar import in your written employment or service contract with the Company as in effect at the time at issue and, in the absence of such agreement or definition, means your (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company, any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with your duties or willful failure to perform your responsibilities in the best interests of the Company; (v) illegal use or distribution of drugs; (vi) violation of any Company rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by you for the benefit of the Company, including without limitation this Agreement, all as determined by the Administrator, which determination will be conclusive.

(c)    “Change in Control” has the meaning set forth in the Plan.

(d)    “Code” means the Internal Revenue Code of 1986, as amended.

(e)    “Company” includes Datadog, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Datadog, Inc.

(f)    “Fair Market Value” of a share of Common Stock generally means either the closing price or the average of the high and low sale price per share of Common Stock on the relevant date, as determined in the Administrator’s discretion, as reported by the principal market or exchange upon which the Common Stock is listed or admitted for trade. Refer to the Plan for a detailed definition of Fair Market Value, including how Fair Market Value is determined in the event that no sale of Common Stock is reported on the relevant date.

(g)    “Service” means your employment or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed or otherwise have a service relationship is not the Company or its successor or an Affiliate of the Company or its successor.

(h)    “You” or “Your” means the recipient of the award of Shares as reflected on the Restricted Stock Award Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Shares may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, ____________________________________, hereby sell, assign and transfer unto Datadog, Inc. __________________________ (____________) shares of the Common Stock of Datadog, Inc., standing in my name of the books of said corporation represented by ______ herewith and do hereby irrevocably constitute and appoint ___________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Award Notice and Restricted Stock Award Agreement between Datadog, Inc. and the undersigned dated ________________________, 20___.

Signature

Date

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to effect the forfeiture of any Unvested Shares, as set forth in the Agreement, without requiring additional signatures on the part of Awardee.

EXHIBIT B

JOINT ESCROW INSTRUCTIONS

[DATE]

Company Secretary

Datadog, Inc.

Dear Company Secretary:

As Escrow Agent for both Datadog, Inc., a Delaware corporation (the “Company”), and the undersigned recipient of stock of the Company (“Awardee”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Notice and Restricted Stock Award Agreement (collectively, the “Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.    In the event that Awardee’s stock in the Company is forfeited in accordance with the terms of the Agreement, the Company shall give to Awardee and you a written notice specifying the number of shares of stock that are forfeited and the effective date of such forfeiture. Awardee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.    At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee.

3.    Awardee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Awardee does hereby irrevocably constitute and appoint you as Awardee’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Awardee shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.    Upon written request of Awardee, but no more than once per calendar year, you shall deliver to Awardee a certificate or certificates representing so many shares of stock as are not then unvested. Within 30 days after Awardee ceases to be a Service provider, you shall deliver to Awardee a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not forfeited to the Company or its assignees pursuant to the Agreement.

5.    If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Awardee, you shall deliver all of the same to Awardee and shall be discharged of all further obligations hereunder.

6.    Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.    You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Awardee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.    You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.    You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.    You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.    You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore.

12.    Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.    If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.    It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Datadog, Inc.

Attn:

AWARDEE	[AWARDEE] [ADDRESS] [CITY, STATE ZIP]

ESCROW AGENT:	Company Secretary Datadog, Inc.

16.    By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.    This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.    These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of Delaware.

Sincerely,

DATADOG, INC.

By:
Name:
Title:

Date:

AWARDEE:

[AWARDEE NAME]

Date:

ESCROW AGENT:

Company Secretary

Date:

EXHIBIT C

CONSENT OF SPOUSE

I, ________________________________, spouse of ________________________________, have read and approve the foregoing Restricted Stock Award Notice and Restricted Stock Award Agreement (collectively, the “Agreement”). In consideration of the Company’s grant to my spouse of the shares of Datadog, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Signature of Spouse

Date